SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934


Date of Report (Date of earliest event reported):  June 10, 1999


                  MODINE MANUFACTURING COMPANY
----------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Wisconsin                1-1373                39-0482000
-----------------------     -------------      -----------------------
   (State or other           (Commission          (I.R.S. Employer
   jurisdiction of           File Number)        Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
------------------------------------------       -----------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including
area code:                                       (414) 636-1200
                                                 --------------


                         NOT APPLICABLE
----------------------------------------------------------------------
 (Former name or former address, if changed since last report.)


           An Exhibit Index appears on Page 2 herein.


                        Page 1 of 7 pages






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Item 5.   Other Information.
          -----------------

     On June 10, 1999, Modine Manufacturing Company ("Modine") mailed its Annual Report to Shareholders and issued a news release, each of which contained the sales forecast for the 1999-2000 fiscal year. These documents contain forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements.

     A copy of the news release is attached hereto as Exhibit 20.

     A copy of the Important Factors and Assumptions Regarding
Forward-Looking Statements is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------


     Reference Number
     per Item 601 of
     Regulation S-K                                                Page
     ----------------                                              ----

           1             Not applicable.

           2             Not applicable.

           4(a)          Rights Agreement dated as of
                         October 16, 1986 between the
                         Registrant and First Chicago
                         Trust Company of New York (Rights
                         Agent) (filed by reference to the
                         Registrant's Annual Report on Form
                         10-K for the fiscal year ended
                         March 31, 1997).

           4(a)(i)       Rights Agreement Amendment No. 1
                         dated as of January 18, 1995
                         between the Registrant and First
                         Chicago Trust Company of New York
                         (Rights Agent) (filed by reference
                         to the exhibit contained within
                         the Registrant's Current Report on
                         Form 8-K dated January 13, 1995).

           4(a)(ii) Rights Agreement Amendment No. 2 dated as of January 18, 1995 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the exhibit contained within the Registrant's Current Report on Form 8-K dated January 13, 1995).

     Reference Number
     per Item 601 of
     Regulation S-K                                                Page
     ----------------                                              ----

           4(a)(iii)     Rights Agreement Amendment No. 3
                         dated as of October 15, 1996
                         between the Registrant and First
                         Chicago Trust Company of New York
                         (Rights Agent) (filed by reference
                         to the exhibit contained within
                         the Registrant's Quarterly Report
                         on Form 10-Q dated December 26,
                         1996).

           4(a)(iv) Rights Agreement Amendment No. 4 dated as of November 10, 1997 between the Registrant and Norwest Bank Minnesota, N.A., (Rights Agent) (filed by reference to the exhibit contained within the Registrant's Quarterly Report on Form 10-Q dated December 26, 1997.

                         Note: The amount of long-term debt
                         ----
                         authorized under any instrument
                         defining the rights of holders of
                         long-term debt of the Registrant,
                         other than as noted above, does not
                         exceed ten percent of the total
                         assets of the Registrant and its
                         subsidiaries on a consolidated basis.
                         Therefore, no such instruments are
                         required to be filed as exhibits to
                         this Form.  The Registrant agrees
                         to furnish copies of such instruments
                         to the Commission upon request.

          16             Not applicable.

          17             Not applicable.

         *20             News Release of Modine Manufacturing
                         Company dated June 10, 1999.                6

          23             Not applicable.

          24             Not applicable.

          27             Not applicable.

         *99             Important Factors and Assumptions
                         Regarding Forwarding-Looking
                         Statements.                                 7


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 1999.

                              MODINE MANUFACTURING COMPANY


                              By:  D. R. JOHNSON
                                 ----------------------------------
                                   D. R. Johnson, President
                                   and Chief Executive Officer


                              By:  W. E. PAVLICK
                                 ----------------------------------
                                   W. E. Pavlick, Senior Vice
                                   President, General Counsel,
                                   and Secretary